UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): January 16, 2025 (January 13, 2025)

National Vision Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38257	46-4841717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2435 Commerce Avenue

Bldg. 2200

Duluth, Georgia 30096-4980

(Address of principal executive offices, including zip code)

(770) 822-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On January 16, 2025, National Vision Holdings, Inc. (“National Vision” or the “Company”) announced in a press release preliminary results for fiscal 2024. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The unaudited financial results disclosed therein are preliminary based on the most current information available to management and are subject to change until completion of the Company’s financial closing procedures for the fourth quarter and full fiscal year 2024. As a result, the Company’s actual results may change as a result of such financial closing procedures, final adjustments, management's review of results, and other developments that may arise between now and the time its financial results for the fourth quarter and full fiscal year 2024 are finalized, and the Company’s results could vary from the preliminary results set forth above.

The information in this Item 2.02 of this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of National Vision’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2025, the Company announced that Melissa Rasmussen, the Chief Financial Officer of National Vision, will be departing the Company to pursue another opportunity. The Company has initiated a search to fill the CFO role upon Ms. Rasmussen’s departure. The Company and Ms. Rasmussen are in negotiations concerning her transitional role as CFO and her departure date while the search for a replacement progresses. A copy of the press release announcing Ms. Rasmussen’s departure is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

A copy of the press release referenced in Item 2.02 and Item 5.02 above is furnished herewith and incorporated by reference herein. The information in this Current Report on Form 8-K under Item 2.02 and Item 7.01, including exhibits, is being furnished to the SEC and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of National Vision’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	National Vision Holdings, Inc. Press Release dated January 16, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: January 16, 2025	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Senior Vice President, General Counsel and Secretary